                                  EXHIBIT 32.1
                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TTR Technologies, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2003 (the "Report") filed with the Securities and Exchange Commission, I, Judah Marvin Feigenbaum, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Company's Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2003


                           /s/ Judah Marvin Feigenbaum
                         -------------------------------
                             Judah Marvin Feigenbaum
                             CHIEF EXECUTIVE OFFICER
                          (PRINCIPAL FINANCIAL OFFICER)




A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATOURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO TTR TECHNOLOGIES, INC. AND WILL BE RETAINED BY TTR TECHNOLOGIES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


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